UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

ESG Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-259772	87-1918342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 East Hillendale Rd. Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	267-467-5871

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement.

ESG Inc. is reporting two material definitive agreements entered into on October 21, 2025: (i) a non-binding Letter of Intent for a proposed acquisition of Panco Foods Inc., and (ii) an Advisor Agreement with Craft Capital Management LLC in connection with the proposed acquisition and related financing.

Letter of Intent with Panco Foods Inc.

On October 21, 2025, ESG Inc. (“ESG” or the “Company”) entered into a Letter of Intent (the “LOI”) with Panco Foods Inc. (“Panco”), a privately held Oregon corporation headquartered in Portland, Oregon.

Under the terms of the LOI, ESG and Panco have agreed to negotiate exclusively toward the execution of a definitive acquisition agreement pursuant to which ESG would acquire 100% of the outstanding equity interests of Panco (the “Transaction”). The proposed purchase price is approximately $10 million, payable in shares of ESG’s common stock subject to compliance with applicable securities laws and the execution of a definitive purchase agreement and customary adjustments for working capital, indebtedness, and transaction expenses.

The LOI provides that the final structure and terms of the Transaction will be determined following completion of due diligence, tax analysis, and legal review, and reflected in a definitive purchase agreement. Closing of the Transaction is subject to various customary conditions, including completion of ESG’s due diligence to its satisfaction, negotiation and execution of the definitive agreement, receipt of all required corporate and regulatory approvals, and the absence of any material adverse change in Panco’s business prior to closing.

The LOI contains certain binding provisions, including an exclusivity period, confidentiality obligations, ESG’s right to make public disclosures and file SEC reports relating to the LOI, mutual good faith negotiation obligations, and allocation of expenses.

The LOI does not constitute a binding commitment by either party to consummate the proposed Transaction, and there can be no assurance that the Transaction will be completed on the terms set forth in the LOI or at all. The parties anticipate negotiating and executing a definitive purchase agreement within approximately forty-five (45) days from the date of the LOI.

A copy of the LOI is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Certain portions of the LOI may be redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

Advisor Agreement with Craft Capital Management LLC

Also on October 21, 2025, ESG entered into an Advisor Agreement with Craft Capital Management LLC (“Craft”), a FINRA and SEC-registered broker-dealer and investment banking firm, pursuant to which Craft will serve as the Company’s exclusive financial advisor in connection with the proposed acquisition of Panco and related financing activities.

Under the terms of the agreement, Craft will provide strategic and financial advisory services, including merger and acquisition support, capital structure review, and assistance in sourcing and arranging financing. Craft has agreed to devote reasonable time and best efforts to the engagement, which includes advising on transaction structure, assisting with due diligence and documentation, supporting negotiations, and introducing potential investors or funding sources.

The engagement is for a term of six (6) months and includes compensation consisting of a non-refundable retainer fee and success fees tied to the completion of financing transactions introduced by Craft. The success fees are calculated as a percentage of gross proceeds received by the Company from such transactions, with varying rates depending on the financing type (e.g., equity placement, PIPE, or debt facility). Craft is not entitled to success fees on financings sourced independently by ESG.

Item 8.01 Other Events.

On October 17, 2025, ESG Inc. (the “Company”) temporarily suspended production operations at its primary facility to complete the construction and installation of equipment associated with its Environmental Protection Agency (“EPA”) compliance project. The suspension is part of an EPA-approved integration and compliance initiative intended to align the Company’s expanded production capacity with environmental and operational standards.

During this process, construction activities affected composting conditions, which resulted in the disposal of certain production batches and a temporary shortage of compost for internal cultivation and external sales. As a result, no fresh mushroom sales were recorded in September 2025.

Following consultation with internal management and external experts, the Company determined that temporarily suspending production was the most prudent approach to expedite completion of the compliance installation, minimize losses, and ensure full environmental alignment.

Production operations are expected to remain suspended for approximately three months, after which the Company anticipates resuming normal operations with enhanced capacity and improved regulatory compliance. The Company does not currently expect the temporary suspension to result in a material impairment of assets under ASC 360 and will continue to evaluate its financial impact in connection with its next periodic filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Letter of Intent dated October 21, 2025, by and between ESG Inc. and Panco Foods Inc.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations, estimates, and projections about future events and are not guarantees of future performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements include, among others, statements regarding: (i) the anticipated structure, timing, and potential completion of the proposed acquisition of Panco Foods Inc.; (ii) the Company’s future operating results, business strategy, and growth plans; (iii) the timing and expected duration of the temporary production suspension; (iv) the completion of the Company’s EPA-compliance facility and related equipment installation; and (v) the Company’s expectations for future operations, production capacity, and revenue recovery.

Forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict, many of which are beyond the Company’s control. Actual results may differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ include, among others: the Company’s ability to complete due diligence and negotiate definitive terms, obtain necessary regulatory or corporate approvals, satisfy closing conditions, and successfully integrate the target business; construction delays or cost overruns; equipment installation or operational issues; environmental or regulatory compliance risks; and other factors described in the Company’s filings with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Zhi (Thomas) Yang
Name: Zhi (Thomas) Yang
Title: Chief Executive Officer
Date: October 21, 2025